ONCOTELIC
MATEON THERAPEUTICS

A TGF-beta Company

8/24/2021

WWW.ONCOTELIC.COM

Forward-looking Statements

- This document contains "forward-looking statements" that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this communication regarding strategy, future operations, future financial position, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this communication, the words "will," "may," "would," "approximate," "expect," "intend," and similar expressions and their variants, as they relate to the Company, Oncotelic or the management of either company, before or after the Merger, may identify forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation, uncertainties as to the timing of financing and the outcome of the clinical program and the outcome of FDA interactions. This review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company's Annual Report on Form 10-K filed with the SEC on April 10, 2019. Forward looking statements are based on information available and assumptions as of the date of this report. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Overview of Oncotelic Therapeutics

PointR.AI

Edge Computing
Vision Grid
-Back office support
-Blockchain/Smart Protocol

ONCOTELIC

Antisense Platform
-Target to FIH < 1yr
-Exceptional Stability (>30 yrs)

MATEON THERAPEUTICS

TGF-β
-A critical target in
Oncology and COVID-19


UPN4050704
UPN203302
A
Baseline
C
Baseline
R
L
R
L
1cm
B
Day 918
Day 2000
D
R
L
R
L

Cluster-computing → Antisense Drug → TGF-β target




DNA
mRNA
Transcription
Translation
Antisense
Drug
(Oligonucleotide)



ONCOLOGY
& COVID-19

ONCOTELIC
MATEON THERAPEUTICS

OT-101 and Artemisinin/ COVID

WWW.ONCOTELIC.COM

Conventional COVID-19 Therapeutics

Drug Name	Mechanism/ Target	Outcome	Trial Name/N
Lopinavir	Antiviral/ Protease Inhibitor	Fail	WHO SOLIDARITY/ 1411 UK RECOVERY/ 1616
Hydroxychloroquine	Antiviral/ Antimalarial/ TRL	Fail	WHO SOLIDARITY/ 954 UK RECOVERY/ 790
Remdesivir	Antiviral/ RNA Polymerase	Fail	WHO SOLIDARITY/ 2750
Interferon	Antiviral/ Immune Activation	Fail	WHO SOLIDARITY/ 2063
Kevzara® (sarilumab)	mAb against IL-6 receptor	Fail	Sanofi Phase 3/ 420 Total
Actemra (tocilizumab)	mAb against IL-6 receptor	Fail	COVACTA/ 450 Total
laris® (canakinumab)	mAb against IL-1β	Fail	CAN-COVID/ 454 Total
Jakavi© (ruxolitinib)	oral inhibitor of the JAK 1 and JAK 2	Fail	RUXCOVID/432 Total
Bamlanivimab/ LY-CoV555	anti-SARS-CoV-2 mAb (Spike Protein)	Fail	BLAZE-2/ 350 Total
Convalescent plasma	Anti-SARS-CoV-2 antibodies	Fail	India PLACID/ 464 Total
Azithromycin	Antibiotics	Fail	RECOVERY/2582 COALITION II/447 Total
Ivermectin	Anti-Viral/ Viral translocation to nucleus	Fail	JAMA 2021/ 400 Total
Artemisinin/ ARTIVeda/PulmoHeal	Anti- TGF-beta	Success	ARTI-19/ 120 Total
Dexamethasone	**Anti-Inflammatory**	**Success**	**RECOVERY/ 2104**

Large WHO SOLIDARITY Trial and UK RECOVERY Trial – only DEXAMETHASONE was effective – but only for severe COVID

TGF-beta is the right target for COVID-19

- Large surge in TGF-beta during active COVID infection
- An established role of TGF-beta in scarring and late stage post-COVID symptoms



Host-pathogen interactions
Stage I (early infection)
Mild infection
Stage II (pulmonary phase)
Moderate
Stage III (hyperinflammation phase)
Severe · Critical
Stage IV
Convalescent
Organizing pneumonia
Sequelae
Pulmonary fibrosis
Clinical manifestations
Fever, fatigue, myalgia/arthralgia, dry cough, headache, diarrea, anosmia, ageusia
Pneumonia
± Hypoxia
MAS
CSS
sHLH
Death
ARDS
Endothelial dysfunction
Coagulopathy
Sepsis/Shock
MODS
Post intensive care syndrome
Post-pulmonary embolism syndrome
Delayed pharmacological toxicity
Psychological effects
Innate immune response
Type I IFNs
NK cells
IL-1, IL-6, TNF-α, Ferritin, Macrophage
TGF-β
Th17
Adaptive immune response
Th1/Th17 response
Th1
Th17
IL-23/IL-17 Axis
GM-CSF
IgM antibodies
IgG antibodies
Prognostic markers
↓ Lym/WBC; ↑ CRP
↓ Lym; ↑ CRP, IL-6, Ferritin, LDH, D-D ± ↑ Neu count, NLR
?
Symptoms onset
5-7
10-14
~21 days
mo
yrs



a.
TGF-β1 (pg/ml)
150000
100000
50000
0
HC
1-10
11-20
21-30
31-40
41-50
Convalescent
Days from onset of symptoms

	1-10	11-20	21-30	31-40	41-50	Convalescent
Mild	20	7	5	3	5	32
Moderate	14	22	32	30	10	
Severe	5	16	26	28	20	

TGF-β Positive Feedback Loop

- SAR-CoV-2 infection upregulates TGF-β and Furin. Stukalov A et al. bioRxiv.2020.06.17.156455
- TGF-β locks cell cycle allowing the virus to replicate.
- TGF-β drives the expression of Furin- a protease required for the cellular entry of SARS-CoV-2. In well-differentiated primary human 1 bronchial epithelial cells, TGF-β1 and TGF-β2 induce expression of furin. Michael J. O'Sullivan, Jennifer A. Mitchel, Chimwemwe Mwase, Maureen McGill, Phyllis Kanki, Jin-Ah Park
- Furin /SARS-CoV-2/ TGF-β constitutes the positive loop that keeps spinning off TGF-β resulting in TGF-β surge
- TGF-β surge drives the pathology of COVID-19
- Nothing is more dangerous than an out of control positive feedback loop


Furin- Cellular Entry of SARS-CoV-2
SARS-CoV-2- Induction of TGF-β and Furin
TGF-β- Induction of Furin / Induction of Viral Replication


12 h
1 Day
3 Days
6 Days
Magnitude
Adaptive Immune response
TGF-β
Innate Immune response
Viral load
IFN β response

ONCOTELIC THERAPEUTICS

Impacts of TGF-β Surge



NETs
• Inflammation
• Thrombosis
Il-6
• Inflammation
• Systemic
TGFBIp
• Inflammation
• Vascular
IgA
• Vasculitis
• IgA
ENAC
• Pneumonia
• Wet Cough
Fibrobl ast
• Fibrosis
• Scarring

- TGF-β recruits neutrophils into the site of inflammation laying down neutrophil extracellular traps (NET's) responsible for capillaritis, fibrin deposition, mucositis in COVID-19 [Barnes BJ et al. J Exp Med. 2020;217(6):e20200652.].
- TGF-β inhibits ENaC and causes fluid accumulation in the lung and ARDS/pneumonia. [Pittet JF et al. J Clin Invest. 2001;107(12):1537-1544.].
- TGF-β induces late stage fibrosis compromising lung capacity even after recovery [Wang L et al. Int J Clin Exp Pathol. 2019;12(7):2604-2612. Published 2019 Jul 1].
- TGF-β induces IL-6 leading to systemic inflammation and "cytokine storm". [Turner M et al. Cytokine. 1990;2(3):211-216.].
- TGF-β induces TGFBIp leading to vascular inflammation. Park et al. found that TGFBIp and its derivative TGFBIp K676Ac, acetylated 676th lysine TGFBIp, are elevated in the blood of SARS-CoV-2 pneumonia patients (n=113); especially in intensive care unit (ICU) patients than non-ICU patients [Park HH et al. Sci. Adv. 2020; DOI: 10.1126/sciadv.abc1564.].
- TGF-β induces IgA class switching leading to IgA vasculitis/ Kawasaki Disease syndrome. A significant positive association was found between SARS-CoV-2 specific IgA level and the APACHE II score in critically ill patients with COVID 19 (r=0.72, P=0.01) [Yu HQ et al. Eur Respir J. 2020;2001526.].

ONCOTELIC THERAPEUTICS

COVID-19 CLINICAL COURSE AFTER SARS-COV-2 INFECTION AND THE OT-101 TRIAL


Eligible Hospitalized Patients
Positive for COVID-19:
• Mild Disease (WHO Ordinal Scale 3 and 4)
Eligible Hospitalized Patients
Positive for COVID-19:
• Severe Disease (WHO Ordinal Scale 5 and 6)
OT-101 IV
x 7 days + SOC
Placebo IV
x 7 days + SOC
Primary Endpoint:
OR Clinical
Improvement by
WHO Ordinal Scale
Host-pathogen interactions
Clinical manifestations
Innate immune response
Adaptive immune response
Th1/Th17 response
IgM antibodies
IgG antibodies
Prognostic markers
Stage I (early infection)
Mild infection
Fever, fatigue, myalgia/arthralgia, dry cough, headache, diarrea, anosmia, ageusia
Stage II (pulmonary phase)
Moderate
Pneumonia
± Hypoxia
Stage III (hyperinflammation phase)
Severe · Critical
MAS
CSS
sHLH
ARDS
Death
Endothelial dysfunction
Coagulopathy
Sepsis/Shock
MODS
Stage IV
Convalescent
Sequelae
Organizing pneumonia
Pulmonary fibrosis
Post intensive care syndrome
Post-pulmonary embolism syndrome
Delayed pharmacological toxicity
Psychological effects
TGF-β
Th17
Type I IFNs
NK cells
IL-1, IL-6, TNF-α,
Ferritin, Macrophage
Th1
Th17
IL-23/IL-17 Axis
GM-CSF
↓ Lym/WBC; ↑ CRP
↓ Lym; ↑ CRP, IL-6, Ferritin, LDH, D-D ± ↑ Neu count, NLR
?
Symptoms onset
5-7
10-14
~21 days
mo
yrs

OT-101 - Mechanism Of Action

- Novel anti-sense oligodeoxynucleotide
  - Inhibitor of Transforming Growth Factor (TGF)-β.
  - Neutralization and elimination of excess active TGF-β >> Protect lung injury
  - Suppression of viral replication (SARS-CoV-2 and 1)

ONCOTELIC THERAPEUTICS

COVANCE

COVID variants

- Peru / Argentina= Lambda
- India = Delta



20H (Beta, V2)
20I (Alpha, V1)
20J (Gamma, V3)
21A (Delta)
21B (Kappa)
21C (Epsilon)
21D (Eta)
21F (Iota)
21G (Lambda)
21H
19A
19B
20A
20C
20G
20B
20D
Arctic Ocean
Greenland
Iceland
Sweden
Russia
Canada
Belarus
Kazakhstan
Mongolia
Uzbekistan
North Atlantic Ocean
North Pacific Ocean
Algeria
Iraq
Iran
Pakistan
Nepal
India
Saudi Arabia
Oman
Yemen
Mali
Niger
Sudan
Cuba
Mexico
Brazil
Peru
Bolivia
Paraguay
Argentina
Angola
Namibia
South Africa
Madagascar
Indian Ocean
South Atlantic Ocean
South Pacific Ocean
Philippines
Indonesia
Papua New Guinea
Australia
Japan

Artemisinin – A naturally occurring TGF-β Inhibitor

- ➢ Broad Activity/ Low Specificity
- ➢ Appropriate for rapid response to pandemic



viral infection
parasitosis
diabetes
atherosclerosis
autoimmune disease
fibrosis
cancer
1
2
3
4
5
6
7

artemisinin

- ➢ Narrow Activity/ High Specificity
- ➢ Appropriate for safe and effective drugs



Artemisinin
Dihydroartemisinin
Artesunate
Artemether
Arteether
SM905
Artemiside
Artemisone
SM934

Malaria

Artemisinin has the desired lung accumulation and has also been shown to be effective against lung metastasis.

1) Desrosiers M.R., Mittelman A., Weathers P.J. Dried leaf Artemisia annua improves bioavailability of artemisinin via cytochrome P450 inhibition and enhances artemisinin efficacy downstream. Biomolecules. 2020;10:254.
2) Lai HC, Singh NP, Sasaki T. Development of artemisinin compounds for cancer treatment. Invest New Drugs. 2013 Feb;31(1):230-46. doi: 10.1007/s10637-012-9873-z. Epub 2012 Aug 31. PMID: 22935909.

TGF-ß Inhibition by Artemisinin- Active Component of PulmoHeal™

- Cao Y, Feng YH, Gao LW, et al. Artemisinin enhances the anti-tumor immune response in 4T1 breast cancer cells in vitro and in vivo. Int Immunopharmacol. 2019;70:110-116.
- Zhang H, Qi S, Song Y, Ling C. Artemisinin attenuates early renal damage on diabetic nephropathy rats through suppressing TGF-β1 regulator and activating the Nrf2 signaling pathway. Life Sci. 2020;256:117966.
- Wu X, Zhang W, Shi X, An P, Sun W, Wang Z. Therapeutic effect of artemisinin on lupus nephritis mice and its mechanisms. Acta Biochim Biophys Sin (Shanghai). 2010;42(12):916-923.


C
1.5
1.0
0.5
0.0
TGF-β
**
PBS
ART

Tumor


C
M 1 2 3 4
1500 bp
1000 bp
800 bp
500 bp
350 bp
200 bp
TGF-β1 254 bp
β-actin 194 bp

1= Normal; 2 = Lupus nephritis; 3= 2 treated with steroid; 4= 2 treated with Artemisinin


TGF-β1
β-actin
(A)
2.0
1.5
1.0
0.5
0.0
TGF-β1/β-actin
#
#
#
Control
Model
ATZ (25 mg/kg)
ATZ (50 mg/kg)
ATZ (75 mg/kg)
Tempol (60mg/kg)

diabetic nephropathy

ONCOTELIC THERAPEUTICS

India Heart Care Foundation Protocol

- According to Dr K K Aggarwal (Heart care foundation)
- COVID treatment
- Code 1 – CONTACT : Ivermectin 12 mg and doxycycline 100 mg daily x 3 days, Betadine or neem gargles, Vitamins and minerals, Colchine 0.5 mg one daily for 21 days if CRP > 1. High protein diet, adequate fluids and sleep.
- Quarantine children's < 12 no treatment. Precautions first 5 days and shift to code 2 if symptoms appear.
- Code 2 – MILD COVID: (Loss / altered smell, taste, fever <101 , no falling spo2, no breathing problem, no pneumonia) clinical or confirmed : code 1 + Colchicine + Meftal 500 mg three times daily (10 days) + famotidine 40 mg daily. Add seroflo or budesonide inhaler for three months if cough is present. Shift to code 3 if falls in the category.
- HRCT if cough starts day 3 or it's persistent.
- Code 3 – Severe illness or comorbid or high risk: (Day 1-5 most important: Fever > 101 F , or CRP >10 or rising , or Pneumonia , or falling oxygen on exercise, or breathlessness) : Add to code 1 + 2 : oxygen at home , start steroids prednisolone 1 mg per kg daily or equivalent (methyl prednisolone) dose or dexamethasone 12 mg for 10 days(if not contraindicated) PLUS warf 5 mg daily (or dabigatran 150 mg or rivaroxaban 15 mg or apixaban 5 mg twice daily) for 21 days. **Add pulmoheal one daily (08800893315) if pneumonia.** Persistent breathless or rising CRP inspite of treatment consider admission and repeat HRCT scan for advanced treatment. If initial CT score is > 8/25, fever > 104, breathless, SPO2 <90 better to get admitted, Remdesivir in first 10 days, plasma in 0-7 days and tocilizumab in steroid failure may be considered.
- SOS : vomiting DOM DT/ Loose motion ORS/ constipation lose 30 ml/ Hiccups mucaine gel/ cough zedex, Wet cough pro zedex, low heart rate ignore, high heart rate ivabred 5 mg , High BP 5 mg amlodipine, streaks of blood in sputum ignore. After food sugar may increase, add replaglinide 2 mg below tongue before meals.


PERFECT
CRP<1
Dr K K Aggarwal

ONCOTELIC THERAPEUTICS

India ARTI-19 Protocol

- **Patients with mild/ moderate COVID without oxygen support**
- **Compatible with: Seven Star Hospital COVID protocol:** Remdesivir/Sompraz D/Zifi CV/Zac D/CCM/Broclear/Budamate/Rapitus/Montek LC/ lower molecular weight heparin/**prednisolone/Doxycylline**
- **Compatible with Raje Hospital COVID Protocol: Paracetamol/**B.complex/**Vitamin-C/Pantoprozole/Doxycycline/**Ivermectin/**Zinc/**Foracort - Rotacaps inhalation
- **Compatible with Government General Hospital COVID Protocol:** Inj. Ceftriaxone/**Tab Paracetamol/**Inj. Fragmi/Tab Covifor/Azithromycin/**pantoprazole/Inj. Dexamethasone/**Inj. Odndansetron/Tab Multivitamin /**Tab Ascorbic Acid/**Tab Calcium Carbonate/**Tab Zinc Sulfate**
- Prashant V. Rahate- Seven Star Hospital, Nagpur, Maharashtra, India
- Viljay B. Barge- Government Medical College and Chhatrapati Pramila Raje Hospital, Chowk, Kolhapur, Maharashtra, India
- K. Sunil Nalk- Government Medical College and Government General Hospital, Srikakulam, Andhra Pradesh, India

ONCOTELIC THERAPEUTICS

Outcomes (Primary/ Secondary) of the Study – top line data of 120 pts

- 500 mg daily for 5 days use cough app to monitor clinical and cough severity. Consult with physician if symptoms persist or if tested positive for COVID. Treatment under physician care = 5 day on / 5 day off for evaluation. Continue up to three cycles.
- PulmoHeal showed a very favorable safety profile, and the only PulmoHeal-related adverse events were transient mild rash and mild hypertension.

- PulmoHeal, when added to the SOC, accelerated the recovery of patients with mild-moderate COVID-19 across all COVID-19 symptoms examined including fever, sore throat, dry cough, and ache.

  - **Almost all of WHO-4 pts achieved a reduction WHO-3 on the first few doses of PulmoHeal, p = 0.0043 (n= 56 /PulmoHeal+SOC vs n=25/SOC).**

- All vitals were normalized by the end of the 28 day monitoring period.

  - **Most importantly, O_2 sat fully recovered by day 28 with PulmoHeal+SOC ($p<0.0001$) but not with SOC alone (p=ns).**
  - **Similarly, respiratory rate fully recovered by day 28 with PulmoHeal +SOC ($p<0.0001$) but not with SOC alone (ns).**

- These data provide clinical proof of concept that PulmoHeal restores lung functions due to viral infection. Consistent with its TGF-β activity.



101
100
99
98
97
96
95
94
SPO2
Day 2
Day 3
Day 4
Day 5
Day 28/End of Study
Discharge Day
SCREENING
VISIT_NAME
All Pairs
Tukey-Kramer
0.05

ONCOTELIC THERAPEUTICS

Iran Iman Reza Hospital Protocol

- Imam Reza Hospital, Sirjan Faculty of Medical Sciences, Iran with the reference number: IR.SIRUMS.REC.1399.033; IRCT registration number: IRCT20181030041504N1
- Intervention: **Artemisinin**, Hesperidin, Resveratrol, Noscapine, N-Acetyl Cysteine, and Vitamin C.
- SOC Arm: Lopinavir/Ritonavir, Azithromycin, Hydroxychloroquine sulfate, and Naproxen;
- Mild: mild clinical symptoms with no pneumonia manifestation on CT (X-ray Computed Tomography) scan imaging;
- Moderate: fever, cough, respiratory symptoms, and pneumonia manifestation on CT imaging. O2
- O2 sat fully recovered with Artemisinin arm but not with SOC arm (96.56±0.82 vs. 95.17±1.20, p=0.002)
- Treatment Protocol is approved for COVID by Iranian FDA. Over 5000 pts already successfully treated.


Before
After- Treatment
P1
P2

ONCOTELIC THERAPEUTICS

Recommend Treatment Schema


Suspected COVID/ Respiratory Symptoms . PulmoHeal – Once Daily for 5 days with cough app monitoring. Up to 3 cycles of 5 on/5off
Tested Positive for COVID or No improvement in symptoms after 5 days. Consult with your physician to initiate COVID protocol
ARTI-19 Protocol/ Pts not requiring O2/ PulmoHeal along with Standard COVID protocol per physician recommendation
HCF Protocol/ Requiring Oxygen. Dexamethasone / anticoagulants/ Pulmoheal one daily if pneumonia
Iranian Protocol/ No access to medicines/ Mild to Moderate/ w or without O2 requirement/ PulmoHeal alone or w/ Hesperidin, Resveratrol, Noscapine, N-Acetyl Cysteine, and Vitamin C

ONCOTELIC THERAPEUTICS

COVID Containment Strategy

- There is a massive fire of COVID out there.
- Limited resources on putting out the big fires will result in failure
- Need to target the fire that we currently have resources to put out.
- Use the cough apps to scope out the severity of the fire and identify controllable hot spots
- Deploy pulmoheal and other resources to the designated hot spot
- Treat family instead of individual
- Treat town/village one by one
- Start with small hotspots and create a containment zone around it
- NGO/Ashram/ Parmarth





ONCOTELIC THERAPEUTICS